UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): June 27, 2005

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

           Delaware                Commission File Number:       33-0859354
(State of other jurisdiction of           000-26505           (I.R.S. Employer
 Incorporation or organization                               Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

     On June 27, 2005 the Company issued a press release announcing that the Company is now part of the Russell 2000 index effective June 24, 2005.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
------            -----------
99.1              Press Release dated June 27, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2005

                                           Community Bancorp Inc.



                                           By: /s/ Michael J. Perdue
                                              -----------------------------
                                           Michael J. Perdue
                                           President and Chief Executive Officer